Exhibit 99.2

News Release

SM ENERGY ANNOUNCES CREDIT FACILITY AMENDMENT

Amendment increases borrowing base and lender commitments while extending maturity date

DENVER, Jan. 30, 2026 - SM Energy Company (“SM Energy” or the “Company”) (NYSE: SM) announced today the Fourth Amendment to its existing credit agreement that includes:

•	Borrowing Base Increase: The borrowing base increased to $5.0 billion.
•	Lender Commitments Increase: Lender commitments increased to $2.5 billion.
•	Expanded Bank Group: The Company’s bank group now includes 18 banks with the addition of three to the bank group.
•	Extension of Maturity Date: The facility’s scheduled maturity date has been extended to January 30, 2031, further strengthening the Company’s long-term capital structure.

These enhancements were unanimously supported by the Company’s bank group, demonstrating confidence in the Company’s top-tier assets, operational execution, and disciplined capital management.

Executive Vice President and Chief Financial Officer Wade Pursell commented: “We are excited to welcome three new banks to our bank group and appreciate the strong support of all our lenders. Today’s amendments significantly enhance our liquidity and underscore the quality of our assets and the strength of our balance sheet. With no outstanding borrowings under the credit facility at closing, and expected proceeds from divestitures this year, we are encouraged by recent discussions with the rating agencies and intend to manage our business to investment-grade metrics. We are well-positioned to execute our business plan and create long-term value for our stakeholders.”

ABOUT SM ENERGY

SM Energy Company is an independent energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and NGLs in the states of Colorado, New Mexico, Texas and Utah. SM Energy routinely posts important information about the Company on its website. For more information about SM Energy, please visit its website at www.sm-energy.com.

FOR FORWARD LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release that address events or developments that SM Energy expects, believes, or anticipates will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, the Company’s long-term capital structure and liquidity, the quality of the Company’s assets and strength of its balance sheet; the Company’s plans for future divestitures, the status of discussions with, and future actions of rating agencies, the Company’s intention to manage its business to investment-grade metrics, and the Company’s ability to execute its business plan and create long-term value. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. All such factors are difficult to predict and are beyond SM Energy’s control, including those detailed in SM Energy’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.sm-energy.com/investors and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. All forward-looking statements are based on assumptions that SM Energy believes to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy in light of its perceptions of current conditions, expected future developments, and other factors that SM Energy believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release.

INVESTOR CONTACT

Patrick Lytle, plytle@sm-energy.com, 303-864-2502

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